PILGRIM AMERICA PRIME RATE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pilgrim America Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing primarily in senior floating-rate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or the London Inter-Bank Offered Rate ("LIBOR"). Under normal circumstances, at least 80% of the Trust's net assets is invested in Senior Loans. The Trust is managed by Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager").


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 18, 1998 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Trust, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling PAII toll-free at (800) 992-0180. This SAI incorporates by reference the entire Prospectus.


                                TABLE OF CONTENTS
                                                                          PAGE
Change of Name..............................................................2

Additional Information about Investments and Investment Techniques..........2

Investment Restrictions.....................................................8

Trustees and Officers.......................................................9

Investment Management and Other Services....................................12

Portfolio Transactions......................................................14

Net Asset Value.............................................................15

Methods Available to Reduce Market Value Discount from NAV..................15


Shareholder Investment Program..............................................16


Tax Matters.................................................................19

Advertising and Performance Data............................................23

Financial Statements........................................................24

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.


This SAI is dated May 18, 1998.

                                 CHANGE OF NAME

The Trust changed its name from "Pilgrim Prime Rate Trust" to "Pilgrim America Prime Rate Trust" in April, 1996.


                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

Equity Securities


In connection with its purchase or holding of interests in Senior Loans, the Trust may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Trust will acquire such interests only as an incident to the intended purchase or ownership of Senior Loans or if, in connection with a reorganization of a borrower, the Trust receives an equity interest in a reorganized corporation or other form of business entity or warrants to acquire such an equity interest. The Trust normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Trust's net assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Lease Participations

The credit quality standards and general requirements that the Trust applies to Lease Participations including collateral quality, the credit quality of the borrower and the likelihood of payback are substantially the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR, or Prime Rate in order to be eligible for investment.


The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the noncancelable obligation of the lessee, and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Trust may invest in lease financings only if the Lease Participation meets these banking law requirements.

Repurchase Agreements

In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by PAII to be creditworthy. When participating in repurchase agreements, the Trust buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. The Trust may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the Investment Company Act, repurchase agreements are deemed to be collateralized loans of money by the Trust to the seller. In evaluating whether to enter into a repurchase agreement, PAII will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and PAII will monitor the value of the collateral. No specific limitation exists as to the percentage of the Trust's assets which may be used to participate in repurchase agreements.

Reverse Repurchase Agreements

In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in reverse repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser to sell the security back to the Trust at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Trust and as such are subject to the restrictions on borrowing. Borrowings by the Trust create an opportunity for greater total return, but at the same time, increase exposure to capital risk. The Trust will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Trust will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Trust under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Trust's books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them.

Lending Senior Loans and Other Portfolio Instruments

To generate additional income, the Trust may lend its portfolio securities, including an interest in a Senior Loan, in an amount up to 33 1/3% of total Trust assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with PAII. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities, and the Trust may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Trust may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the Investment Company Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Trust has the right to call a Senior Loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the Senior Loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the Senior Loan will be for the account of the Trust.

The Trust may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned, (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time, and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and any increase in their market value. The Trust may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by PAII to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by PAII, and will be considered in making decisions with respect to the lending of portfolio instruments.

The Trust may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the Trust will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor. However, the loans will be made only to firms deemed by PAII to be of good financial standing and when, in the judgment of PAII, the consideration which can be earned currently from loans of this type justifies the attendant risk.

Interest Rate Hedging Transactions

Generally, the Trust does not engage, nor does it intend to engage, in the foreseeable future, in interest rate swaps, or the purchase or sale of interest rate caps and floors. The Trust has the ability, however, pursuant to its investment objectives and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Trust's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging techniques described below.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments on a specified dollar amount referred to as the "notional" principal amount for an obligation to make fixed rate payments. For example, the Trust may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio that has an interest rate redetermination period of one year. The Trust could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payments under an obligation that readjusts monthly. In such event, the Trust would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Trust will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Trust or to the extent the purchase of swaps, caps or floors would be inconsistent with the Trust's other investment restrictions.

The Trust will not treat swaps covered in accordance with applicable regulatory guidance as senior securities. The Trust will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account. If the Trust enters into a swap on other than a net basis, the Trust will maintain in the segregated account the full amount of the Trust's obligations under each such swap. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by PAII. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor.

The swap, cap and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms PAII believes are advantageous to the Trust. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities and depends on PAII's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if PAII's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.


Borrowing

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Trust has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

Originating Senior Loans

Although the Trust does not act, nor does it intend to act in the foreseeable future, as an "agent" in originating and administering a loan on behalf of all lenders or as one of a group of "co-agents" in originating Senior Loans, it does have the ability to do so. Senior Loans are typically arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by one or more such lenders acting as agent of the several lenders. On behalf of the several lenders, the agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the borrower and the several lenders. The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several agents; however, one such agent typically has primary responsibility for documentation and administration of the Senior Loan. The agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

Lenders generally rely on the agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

When the Trust is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the Senior Loan to the lenders, if any, assumes all risks associated with the Senior Loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

Pursuant to the terms of a loan agreement, the Trust as agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a Senior Loan is generally responsible for performing their own credit analysis and their own investigation of the financial condition of the borrower. Generally, loan agreements will hold the Trust liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Trust for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

Acting in the capacity of an agent in a Senior Loan may subject the Trust to certain risks in addition to those associated with the Trust's current role as a lender. An agent is charged with the above described duties and responsibilities to lenders and borrowers subject to the terms of the loan agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the loan agreement may expose the Trust to liability for breach of contract. If a relationship of trust is found between the agent and the lenders, the agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Trust will invest no more than 10% of its total assets in Senior Loans in which it acts as agent or co-agent and the size of any individual loan will not exceed 5% of the Trust's total assets.

Additional Information on Senior Loans

Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of a covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Trust may have an obligation to make additional loans upon demand by the borrower. The Trust intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Trust normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Trust looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Trust may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The Trust believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Trust may incur additional credit risk, however, when the Trust acquires a participation in a Senior Loan from another lender because the Trust must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Trust conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such Participants is rated BBB or better by Standard & Poor's Ratings Services or Baa or better by Moody's Investors Service, Inc., or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc. In the absence of such rated long-term debt or rated commercial paper if a bank, the Trust may acquire participations in Senior Loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Manager under the supervision of the Trustees. The Trust also diversifies its portfolio with respect to lenders from which the Trust acquires Senior Loans. See "Investment Restrictions."

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Trust's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Trust generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any shareholder tender offers or to adjust the Trust's portfolio in accordance with PAII's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Trust. This should, however, allow the Trust to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Trust.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Trust will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."


Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The market value of the assets serving as collateral will, at the time of investment, in the opinion of the Investment Manager, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


The Trust may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

In order to allow national banks to purchase shares of the Trust for their own accounts without limitation, the Trust invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of U.S. Code Title 12. National banks which are contemplating purchasing shares of the Trust for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

                             INVESTMENT RESTRICTIONS


The Trust has adopted the following restrictions relating to its investments and activities, which may not be changed without a Majority Vote (as defined in the Investment Company Act). The Trust may not:

     o Issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

     o    Invest more than 25% of its total assets in any industry.

     o Invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets.

     o Make investments in any one issuer other than U.S. Government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Trust's total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue, except that up to 25% of the Trust's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Trust will consider the borrower of a Senior Loan to be the issuer of such Senior Loan. In addition, with respect to a Senior Loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a Senior Loan) to be an issuer of the Senior Loan.

     o Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

     o Purchase or sell equity securities (except that the Trust may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options.


     o    Make loans of money or property  to any person,  except that the Trust
          (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.(1)


     o Purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     o Make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3%, or such other percentage permitted by law, of the value of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

__________________________

1. This investment restriction in the form presented has been approved by the Board of Trustees, but will not become effective until approved by the shareholders of the Trust. Until such shareholder approval is obtained, this restriction is as follows: "Make loans of money or property to any person, except that the Trust (i) may hold Senior Loans in accordance with its investment objectives and policies; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements." The proposed change to this investment restriction will be submitted to shareholders for their approval at the Trust's annual shareholders meeting currently scheduled for August, 1998.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Trust's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

There is no limitation on the percentage of the Trust's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Trust invests in such instruments, the Trust's portfolio should be considered illiquid. The extent to which the Trust invests in such instruments may affect its ability to realize the net asset value (NAV) of the Trust in the event of the voluntary or involuntary liquidation of its assets.

                              TRUSTEES AND OFFICERS

Board of Trustees. The Trust is governed by its Board of Trustees. The Trustees and Officers of the Trust are listed below. An asterisk (*) has been placed next to the name of each Trustee who is an "interested person," as that term is defined in the Investment Company Act, by virtue of that person's affiliation with the Trust or PAII.

     Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 58.) Trustee. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996-Present), and formerly Treasurer, United States Olympic Committee (November 1992-November 1996). Ms. Baldwin also is a director and/or trustee of each of the funds managed by the Investment Manager.


     John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 66.) Trustee. Commissioner of Banking, State of Connecticut (January 1995-Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992-January 1995) and President of Security Savings and Loan (November 1989-August 1992). Mr. Burke is a director and/or trustee of each of the funds managed by the Investment Manager.

     Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 70.) Trustee. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992-November 1994). Mr. Burton also is a director and/or trustee of each of the funds managed by the Investment Manager.

     Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 57.) Trustee. President, South Beach Capital Markets Advisory Corporation (January 1995-Present); Governor, Philadelphia Stock Exchange (October 1997-present); Director of Aurora Capital, Inc. (since February
     1995). Mr. Foerster was formerly Director of Mako Marine International (January 1996-December 1997) and Managing Director, Equity Syndicate, Lehman Brothers (June 1992-December 1994). Mr. Foerster also is a director and/or trustee of each of the funds managed by the Investment Manager.

     Jock Patton, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 52.) Trustee. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993-June 1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972-1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 49.) Chairman, Chief Executive Officer, and Trustee. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. (since December 1994); Chairman, Pilgrim America Investments, Inc. (since December
     1994); Director, Pilgrim America Securities, Inc. (since December 1994); Chairman, Chief Executive Officer and President of each of the other
     Pilgrim America Funds (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim America") (since August 1990). Director and officer of other affiliates of Pilgrim America.


The Board of Trustees has an Audit Committee comprised of the disinterested Trustees. The Trust pays each Trustee who is not an interested person a pro rata share, based on all of the investment companies in the Pilgrim America Group, of
(i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets for the previous quarter as a percentage of the average net assets of all the funds managed by PAII for which the Trustees serve in common as directors/trustees.

Compensation of Trustees

The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by PAII for the fiscal year ended February 28, 1998. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by PAII. In the column headed "Total Compensation From Trust and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the Pilgrim America family of funds on which the Trustee serves.

                                                                         Total
                                                                      Compensation
                                                                          From
                                                 Aggregate               Trust
                                               Compensation             and Fund
                                                   from               Complex Paid
       Name of Person, Position                    Trust              to Trustees

Mary A. Baldwin (1)(2), Trustee               $ 14,616             $ 28,300 (5 boards)

John P. Burke (2)(3), Trustee                 $ 14,667             $ 28,400 (5 boards)

Al Burton (2)(4), Trustee                     $ 14,667             $ 28,400 (5 boards)

Bruce S. Foerster (1)(2), Trustee             $ 14,667             $ 28,400 (5 boards)

Jock Patton (2)(5), Trustee                   $ 14,667             $ 28,400 (5 boards)

Robert W. Stallings (6), Trustee
and Chairman                                  $      0             $      0 (5 boards)

----------------------------------

(1)  Commenced service as a Trustee on April 7, 1995.

(2)  Member of the Audit Committee.

(3)  Commenced service as Trustee on May 5, 1997.

(4)  Commenced service as a Trustee on April 19, 1994.

(5)  Commenced service as a Trustee on August 28, 1995.

(6) "Interested person," as defined in the Investment Company Act, of the Trust because of affiliation with the Investment Manager.

Officers

     Howard Tiffen, President, Chief Operating Officer, and Senior Portfolio Manager
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 50.) Formerly Managing Director of various divisions of Bank of America (and its predecessor, Continental Bank) (1982-1995).


     James R. Reis, Executive Vice President, Chief Credit Officer, and Assistant Secretary
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Director, Vice Chairman (since December 1994) and Executive Vice President (since April 1995), Pilgrim America Group and PAII; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of PASI; Executive Vice President, Treasurer and
     Assistant Secretary of each of the other Pilgrim America funds; Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991-December 1993), Pilgrim America. Presently serves or has served as an officer or director of other affiliates of Pilgrim America.

     James M. Hennessy, Executive Vice President, Chief Financial Officer and Secretary
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.). Executive Vice President (since April 1998) and Secretary (since April
     1995), Pilgrim America Capital Corporation (formerly Express America Holdings Corporation), Executive Vice President and Treasurer, Pilgrim America Group, PAII; Executive Vice President, PASI, Executive Vice
     President, Principal Accounting Officer and Secretary of each of the Pilgrim America Funds. Presently serves or has served as an officer of other affiliates of Pilgrim America.

     Daniel A. Norman, Senior Vice President, Treasurer, and Assistant Portfolio Manager
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Senior Vice President and Assistant Secretary, Pilgrim America Group and PAII (since December 1994); Senior Vice President (since November 1995) and Treasurer and Chief Financial Officer (since April 1997), PASI. Formerly an officer of other affiliates of Pilgrim America.

     Robert S. Naka,  Vice  President and  Assistant  Secretary
     40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 34.) Vice President, Pilgrim America Investments, Inc. (since April 1997) and Pilgrim America Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim America Group of Funds. Formerly Assistant Vice President (August 1995 - February 1997), Pilgrim America Group, Inc. and Operations Manager (April 1992 - April 1995), Pilgrim Group, Inc.


As of April 30, 1998, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the Trust's shares.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


Investment Manager. The Investment Manager serves as investment manager to the Trust and has overall responsibility for the management of the Trust. The Investment Management Agreement between the Trust and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory services for the Trust. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the Commission and serves as investment adviser to seven other registered investment companies (or series thereof), as well as privately managed accounts, and as of the date of this Statement of Additional Information had total assets under management of approximately $4 billion.


The Investment Manager is a wholly owned subsidiary of Pilgrim America Group, which itself is a wholly-owned subsidiary of Pilgrim America, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Investment Manager or its affiliates. Other expenses incurred in the operation of the Trust are borne by the Trust, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing Agent; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Investment Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable State securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.


For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, PAII was paid $10,369,772, $8,268,263 and $7,122,089, respectively, for services rendered to the Trust.


The Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. But in either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose.

The use of the name "Pilgrim" in the Trust's name is pursuant to the Investment Management Agreement between the Trust and PAII, and in the event that Agreement is terminated, the Trust has agreed to amend its Agreement and Declaration of Trust to remove the reference to "Pilgrim."

The Administrator. The Administrator of the Trust is Pilgrim America Group, which is an affiliate of the Investment Manager. In connection with its administration of the corporate affairs of the Trust, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Trust and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or PAII; costs to prepare information for determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Trust's books and records that are not maintained by PAII, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Trust's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Trust in connection with administering the ordinary course of the Trust's business other than those assumed by the Trust, as described below.

Except as indicated above and under "Investment Management Agreement," the Trust is responsible for the payment of its other expenses including: the fees payable to PAII; the fees payable to the Administrator; the fees and expenses of Trustees who are not affiliated with PAII or the Administrator; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the cost of share certificates representing shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses, with respect to investor services and all expenses of shareholders and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; and the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.


For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, PAGI was paid $1,778,473, $1,441,271 and $1,264,932, respectively, for services rendered to the Trust.


                             PORTFOLIO TRANSACTIONS


The Trust will generally have at least 80% of its net assets invested in Senior Loans. The remaining assets of the Trust will generally consist of short-term debt instruments with remaining maturities of 120 days or less and certain other instruments such as subordinated loans up to a maximum of 5% of the Trust's net assets, Hybrid Loans, unsecured loans, interest rate swaps, caps and floors, repurchase agreements and reverse repurchase agreements. The Trust will acquire Senior Loans from and sell Senior Loans to major money center banks, selected regional banks and selected non-banks, insurance companies, finance companies and leasing companies which usually act as lenders on senior collateralized loans. The Trust may also purchase Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Trust's interest in a particular Senior Loan will terminate when the Trust receives full payment on the loan or sells a Senior Loan in the secondary market. Costs associated with purchasing or selling Senior Loans in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.


Purchases and sales of short-term debt and other financial instruments for the Trust's portfolio usually are principal transactions, and normally the Trust will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Trust that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.


While PAII seeks to obtain the most favorable net results in effecting transactions in the Trust's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Trust. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. PAII is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Trust and were useful to the Investment Manager in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by PAII under the Investment Management Agreement between PAII and the Trust. The expenses of PAII will not necessarily be reduced as a result of the receipt of such supplemental information. PAII may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for PAII or other entities advised by PAII will be considered by and may be useful to PAII in carrying out its obligations to the Trust.


The Trust does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. To the extent certain services which the Trust is obligated to pay for under the Investment Management Agreement are performed by the Investment Manager, the Trust will reimburse the Investment Manager for the costs of personnel involved in placing orders for the execution of portfolio transactions.


The Trust paid $0, $0, and $7,400 in brokerage commissions during the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, respectively.


Portfolio Turnover Rate


The annual rate of the Trust's total portfolio turnover for the years ended February 28, 1998 and February 28, 1997, was 90% and 82%, respectively. The annual turnover rate of the Trust is generally expected to be between 50% and 100%, although as part of its investment policies, the Trust places no restrictions on portfolio turnover and the Trust may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Trust also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the borrower. The Investment Manager believes that prepaid Senior Loans generally comprise approximately 25% to 75% of the Trust's total portfolio turnover each year.


                                 NET ASSET VALUE

The NAV per share of the Trust is determined once daily as of the close of trading on the NYSE on each day it is open, by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.


Generally, Senior Loans are valued at fair value in the absence of readily ascertainable market values believed to be true. Fair value is determined by PAII under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, PAII considers, among other factors: (i) the creditworthiness of the issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the Senior Loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions, if any. PAII may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in Senior Loans has not yet fully developed, PAII will not currently rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than Senior Loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.


           METHODS AVAILABLE TO REDUCE MARKET VALUE DISCOUNT FROM NAV

In recognition of the possibility that the Trust's shares may trade at a discount from NAV, the Trustees have determined that it would be in the best interest of shareholders for the Trust to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Trustees presently contemplate that the Trust will take action either to repurchase shares in the open market in accordance with Section 23(c) of the Investment Company Act and Rule 23c-1 thereunder or to consider the making of tender offers to purchase its own shares at NAV. Since Trust shares became listed on the NYSE on March 9, 1992, the Trust has authorized two repurchase programs and has conducted one tender offer that expired May 1, 1992. The Trustees presently intend each quarter to consider the making of such tender offers. The Trustees will at no time be required to make such tender offers. Moreover, there can be no assurance that tender offers will result in the Trust's shares trading at a price which is equal to their NAV. The Trust anticipates that the market price may, among other things, be determined by the relative demand for and supply of such shares in the market, the Trust's investment performance, the Trust's yield, and investor perception of the Trust's overall attractiveness as an investment as compared with other investment alternatives.

In deciding whether the Trust will entertain tender offers and whether it will accept shares tendered, the Trustees will consider several factors. One of the principal factors in the Board's determinations on whether or not to make quarterly offers will be the strength of the public market for the Trust's shares. Other factors include the desire to reduce or eliminate a market value discount from NAV. In addition, the Trustees will take into consideration the liquidity of its assets in determining whether to make a tender offer or accept tendered shares. In paying shareholders for tendered shares, the Trust anticipates that it will use cash on hand, such as proceeds from sales of new Trust shares and specified pay-downs from Senior Loans, and proceeds from the sale of cash equivalents held by the Trust. The Trust may also borrow to pay Shareholders for tendered shares. To the extent more shares are anticipated to be tendered or are tendered than could be paid for out of such amounts, the liquidity of the Senior Loans held by the Trust may be a consideration in the Trust's determination whether to make a tender offer or, if an offer is made, in its determination of whether it will accept shares tendered. Accepting tendered shares may require the Trust to sell portfolio investments and incur certain costs which it otherwise would not have. Under most Senior Loans, it will be necessary for the Trust to obtain the consent of the agent or lender from whom the Trust purchased the Senior Loan prior to selling the Senior Loan to a third party. Senior Loans such as those the Trust intends to invest in have historically been considered by the investment community to be liquid assets, although in certain instances, the conversion of such instruments into cash has taken several days or longer. The market for Senior Loans is relatively new as compared to markets for more established debt instruments. Accordingly, while PAII does not anticipate any material difficulty in meeting the liquidity needs for tender offers, there can be no guarantee that the Trust will be able to liquidate a particular Senior Loan it holds within a given period of time.

Furthermore, even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, not to effect tender offers or accept tenders if: (1) such transactions, if consummated, would impair the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Trust a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitation affecting the Trust or the issuers of its portfolio instruments imposed by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (e) other event or condition which would have a material adverse effect on the Trust or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer made by the Trust will be at a price equal to the NAV of the shares. Each shareholder will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Other procedures to be used in connection with a particular tender offer will be determined by the Trustees in accordance with the provisions of applicable law, including the Securities Exchange Act of 1934.

Any tender offer that the Trust makes may have the effect of reducing shareholder return as a result of the expenses incurred with respect to the tender offers, the reduced level of interest earned on the money received by the Trust as payment for shares newly purchased which may be held in cash equivalents in anticipation of tender offers, and the cost of borrowing money to fund the tender offers.

                         SHAREHOLDER INVESTMENT PROGRAM

The Trust maintains a Shareholder Investment Program (the "Program"), which allows participating shareholders to reinvest all dividends and capital gain distributions ("Dividends") in additional shares of the Trust. The Program also allows participants to purchase additional shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $5,000 per month. Subject to the permission of the Trust, participating Shareholders may also make optional cash investments in excess of the monthly maximum. Shares may be issued by the Trust under the Program only if the Trust's Shares are trading at a premium to net asset value. If the Trust's Shares are trading at a discount to net asset value, Shares purchased under the Program will be purchased on the open market.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed Participation Form to DST Systems, Inc. ("DST"), the Program administrator. DST will credit to each participant's account funds it receives from: (a) Dividends paid on Trust shares registered in the participant's name and (b) optional cash investments. DST will apply all Dividends and optional cash investments received to purchase Shares as soon as practicable beginning on the relevant Investment Date (as described below) and not later than six business days after the Investment Date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on distribution policy, see "Dividends and Distributions."

In order for participants to purchase shares through the Program in any month, the Administrator must receive from the participant any optional cash investment not exceeding $5,000 by the OCI Payment Due Date and any optional cash investment exceeding $5,000 by the Waiver Payment Due Date. The "DRIP Investment Date" will be the date upon which Dividends will be reinvested in additional Shares of the Trust, which will be on the Dividend Payment Date. The "OCI Investment Date" will be the date, set in advance by the Trust, upon which optional cash investments not exceeding $5,000, are first applied by DST to the purchase of Shares. The "Waiver Investment Date" will be the date, set in advance by the Trust, upon which optional cash investments exceeding $5,000, which have been approved by the Trust, are first applied by the Administrator to the purchase of Shares. Participants may obtain a schedule of upcoming OCI Payment Due Dates, Waiver Payment Due Dates and Investment Dates by referring to the Summary Program Description or calling the Trust at 1 (800) 992-0180.

If the Market Price (the volume-weighted average sales price, per share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg's AQR screen) plus estimated commissions for Shares of the Trust is less than the net asset value on the Valuation Date (defined below), DST will purchase Shares on the open market through a bank or securities broker as provided herein. Open market purchases may be effected on any securities exchange on which shares of the Trust trade or in the over-the-counter market. If the Market Price, plus estimated commissions, exceeds the net asset value before DST has completed its purchases, DST will use reasonable efforts to cease purchasing Shares, and the Trust shall issue the remaining Shares. If the Market Price, plus estimated commissions, is equal to or exceeds the net asset value on the Valuation Date, the Trust will issue the Shares to be acquired by the Program. The "Valuation Date" is a date preceding the DRIP Investment Date, OCI Investment Date, and Waiver Investment Date on which it is determined, based on the Market Price and net asset value of Shares of the Trust, whether DST will purchase Shares on the open market or the Trust will issue the Shares for the Program. The Trust may, without prior notice to participants, determine that it will not issue new Shares for purchase pursuant to the Program, even when the Market Price plus estimated commissions equals or exceeds net asset value, in which case DST will purchase Shares on the open market.

Shares issued by the Trust under the Program will be issued commission free. Shares purchased for the Program directly from the Trust in connection with the reinvestment of Dividends will be acquired on the DRIP Investment Date at the greater of (i) net asset value at the close of business on the Valuation Date or
(ii) the average of the daily Market Price of the Shares during the "DRIP Pricing Period," minus a discount of 5%. The "DRIP Pricing Period" for a dividend reinvestment is the Valuation Date and the prior Trading Day. A
"Trading Day" means any day on which trades of the Shares of the Trust are reported on the NYSE.

Except in the case of cash investments made pursuant to Requests for Waiver (as discussed below), Shares purchased directly from the Trust pursuant to optional cash investments will be acquired on an OCI Investment Date at the greater of
(i) net asset value at the close of business on the Valuation Date or (ii) the average of the daily Market Price of the Shares during the OCI Pricing Period minus a discount, determined at the sole discretion of the Trust and announced in advance, ranging from 0% to 5%. The "OCI Pricing Period" for an OCI Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The discount for optional cash investments is set by the Trust and may be changed or eliminated by the Trust without prior notice to participants at any time. The discount for optional cash investments is determined on the last business day of each month. In all instances, however, the discount on Shares issued directly by the Trust shall not exceed 5% of the market price, and Shares may not be issued at a price less than net asset value without prior specific approval of shareholders or of the Commission. Optional cash investments received by DST no later than 4:00 p.m. Eastern time on the OCI Payment Due Date to be invested on the relevant OCI Investment Date.

Optional cash investments in excess of $5,000 per month may be made only pursuant to a Request for Waiver accepted in writing by the Trust. A Request for Waiver must be received by the Trust no later than 4:00 p.m. Eastern time on the Request for Waiver Deadline date. Good funds on all approved Requests For Waiver must be received by DST not later than 4:00 P.M. Eastern time on the Waiver Payment Due Date in order for such funds to be invested on the relevant Waiver Investment Date.

It is solely within the Trust's discretion as to whether approval for any cash investments in excess of $5,000 will be granted. In deciding whether to approve a Request for Waiver, the Trust will consider relevant factors including, but not limited to, whether the Program is then acquiring newly issued Shares directly from the Trust or acquiring shares from third parties in the open market, the Trust's need for additional funds, the attractiveness of obtaining such additional funds through the sale of Shares as compared to other sources of funds, the purchase price likely to apply to any sale of Shares under the Program, the participant submitting the request, the extent and nature of such participant's prior participation in the Program, the number of Shares held by such participant and the aggregate amount of cash investments for which Requests for Waiver have been submitted by all participants. If such requests are submitted for any Waiver Investment Date for an aggregate amount in excess of the amount the Trust is then willing to accept, the Trust may honor such requests in order of receipt, pro rata or by any other method that the Trust determines in its sole discretion to be appropriate.

Shares purchased directly from the Trust in connection with approved Requests for Waiver will be acquired on the Waiver Investment Date at the greater of (i) net asset value at the close of business on the Valuation Date, or (ii) the average of the daily Market Price of the Shares for the Waiver Pricing Period minus the pre-announced Waiver Discount (as defined below), if any, applicable to such shares. The "Waiver Pricing Period" for a Waiver Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The Trust may establish a discount applicable to cash investments exceeding $5,000 (the "Waiver Discount") on the last business day of each month. The Waiver Discount, which may vary each month between 0% and 5%, will be established in the Trust's sole discretion after a review of current market conditions, the level of participation in the Program and current and projected capital needs of the Trust. The Waiver Discount will apply only to Shares purchased directly from the Trust.

The Trust may establish for each Waiver Pricing Period a minimum price applicable to the purchase of newly issued Shares through Requests for Waiver, which will be a stated dollar amount that the Market Price of the Shares for a Trading Day of the Waiver Pricing Period must equal or exceed. In the event that such minimum price is not satisfied for a Trading Day of the Waiver Pricing Period, then such Trading Day and the trading prices for that day will be excluded from (i) the Waiver Pricing Period and (ii) the determination of the purchase price of the Shares for all cash investments made pursuant to Requests for Waiver approved by the Trust. The minimum price shall apply only to cash investments made pursuant to Requests for Waiver approved by the Trust and not to the reinvestment of Dividends or optional cash investments that do not exceed $5,000. No shares will be issued and funds submitted pursuant to Requests for Waiver will be returned to the participant if the minimum price is not obtained for at least three of the five Trading Days.

Participants will pay a pro rata share of brokerage commissions with respect to DST's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.


From time to time, financial intermediaries, including brokers and dealers, and other persons may wish to engage in positioning transactions in order to benefit from the discount from market price of the Shares acquired under the Program. Such transactions could cause fluctuations in the trading volume and price of the Shares. The difference between the price such owners pay to the Trust for Shares acquired under the Program, after deduction of the applicable discount from the market price, and the price at which such Shares are resold, may be deemed to constitute underwriting commissions received by such owners in connection with such transactions.

Subject to the availability of Shares registered for issuance under the Program, there is no total maximum number of Shares that can be issued pursuant to the Program. As of the date hereof, 15,000,000 Shares have been registered and are available for sale under the Program.

The Program is intended for the benefit of investors in the Trust and not for persons or entities who accumulate accounts under the Program over which they have control for the purpose of exceeding the $5,000 per month maximum without seeking the advance approval of the Trust or who engage in transactions that cause or are designed to cause aberrations in the price or trading volume of the Shares. Notwithstanding anything in the Program to the contrary, the Trust reserves the right to exclude from participation, at any time, (i) persons or entities who attempt to circumvent the Program's standard $5,000 maximum by accumulating accounts over which they have control or (ii) any other persons or entities, as determined in the sole discretion of the Trust.

Currently, persons who are not Shareholders of the Trust may not participate in the Program. The Board of Trustees of the Trust may elect to change this policy at a future date, and permit non-Shareholders to participate in the Program.

Shareholders may request to receive their Dividends in cash at any time by giving DST written notice or by contacting the Trust's Shareholder Services Department at 1 (800) 992-0180. Shareholders may elect to close their account at any time by giving DST written notice. When a participant closes their account, the participant upon request will receive a certificate for full Shares in the Account. Fractional Shares will be held and aggregated with other Fractional Shares being liquidated by DST as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gains and income are realized even though cash is not received). If shares are issued pursuant to the Program's dividend reinvestment provisions or cash purchase provisions at a discount from market price, participants may have income equal to the discount.

Additional   information  about  the  Program  may  obtained  from  the  Trust's
Shareholder Services Department at 1(800) 992-0180.


See "Tax Matters--Distributions" for a discussion of the federal income tax ramifications of obtaining shares under the Program.

                                   TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Qualification as a Regulated Investment Company


The Trust has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Trust generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.


In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally, at a price less than its principal amount) other than at original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

In general, investments by the Trust in zero coupon or other original issue discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Trust holds the securities, even though the Trust receives no cash interest payments. This income is included in determining the amount of income which the Trust must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of any such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.

If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least 98% of ordinary taxable income for the calendar year, at least 98% of capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year and any ordinary taxable income and capital gain net income for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Trust intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

Hedging Transactions

The Trust has the ability, pursuant to its investment objectives and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the regulated investment company qualification requirements may limit the extent to which the Trust can engage in hedging transactions.

In addition, recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Trust enters into certain transactions in property while holding substantially identical property, the Trust would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Trust's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Trust's holding period and the application of various loss deferral provisions of the Code.

Distributions

The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends received deduction.


The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as "20% Rate Gain" or "28% Rate Gain," depending upon the Trust's holding period for the assets sold. "20% Rate Gains" arise from the sale of assets held by the Trust for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from the sale of assets held by the Trust for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Trust elects to retain its net capital gain, the Trust will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Trust also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


Distributions by the Trust in excess of the Trust's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. If the NAV at the time a shareholder purchases shares of the Trust reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of all taxable distributions payable to any shareholder (1) who fails to provide the Trust with a certified, correct tax identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Trust that the shareholder is subject to backup withholding.

Sale of Shares


A shareholder will recognize gain or loss on the sale or exchange of shares of the Trust in an amount generally equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed (or deemed distributed) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired though the Dividend Reinvestment and Cash Purchase Plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.


Tender Offers to Purchase Shares

As described earlier, the Trust will consider making tender offers for its shares on a quarterly basis. Under current law, a shareholder, who pursuant to a tender offer, tenders all of his shares and any shares considered owned by such shareholder under attribution rules contained in the Code, will recognize gain or loss, taxable as described above (see "Sale of Shares"). Different tax consequences may apply to shareholders who tender less than all their shares in connection with a tender offer and possibly to non-tendering shareholders. The tax consequences to shareholders of a tender offer will be more fully described in offering documents related to the tender offer.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Trust, capital gain dividends, and amounts retained by the Trust that are designated as undistributed capital gains.

If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Other Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Income received by the Trust from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Trust.

                        ADVERTISING AND PERFORMANCE DATA

Advertising

From time to time, advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Any such information may include trading volume of the Trust's shares, the number of Senior Loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rate and yield of the Trust for specified periods of time, and diversification statistics. Such information may also include performance and risk rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Trust to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD and subsequently approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Trust's relative performance for any future period.

Reports and promotional  literature may also contain the following  information:
(i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Trust's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the asset class; and (vi) discussions concerning coverage of the Trust by analysts.

In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim America, the Portfolio Managers, Pilgrim America Group, Inc. or affiliates of the Trust, the Investment Manager, Pilgrim America or Pilgrim America Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Trust, including rankings of investment companies published by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim America Funds by Pilgrim America; (iv) the past performance of Pilgrim America and Pilgrim America Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; (vi) quotes from a portfolio manager of the Trust or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

The Trust may compare the frequency of its reset period to the frequency with which the London Inter-Bank Offered Rate ("LIBOR") changes. Further, the Trust may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Trust may compare such other yield data described above to each other. The Trust may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investments Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

The Trust may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other investment companies in the Pilgrim America Group of Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

Performance Data

The Trust may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Trust may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

The Trust's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust's corresponding month-end net asset value (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

Total return and distribution rate and compounded distribution rate figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                              FINANCIAL STATEMENTS


The financial statements contained in the Trust's February 28, 1998 Annual Report to Shareholders are incorporated herein by reference.